Filed pursuant to Rule 497(e)
File Nos. 811-22750; 333-183994

Supplement dated August 18, 2014
to the
USFS Funds Tactical Asset Allocation Fund
Summary Prospectus, Prospectus and Statement of Additional Information
dated April 30, 2014

This supplement amends the Summary Prospectus, Prospectus and Statement of Additional Information of the USFS Funds Tactical Asset Allocation Fund (the “Fund”), a series of USFS Funds Trust, dated April 30, 2014.

Effective immediately, Robert G. Cummisford no longer serves as a portfolio manager for the Fund, and all references to Mr. Cummisford in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are deleted in their entirety.

Tommy O. Huie, CFA will continue to serve as the portfolio manager responsible for the day-to-day investment decisions for the Fund.

Please retain this Supplement with your Summary Prospectus, Prospectus and Statement of Additional Information.